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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03877

Z Seven Fund, Inc.
(Exact name of registrant as specified in charter)

1819 South Dobson Road, Suite 207, Mesa, Arizona 85202-5656
(Address of principal executive offices)      (Zip code)

Barry Ziskin, 1819 South Dobson Road, Suite 207, Mesa, Arizona 85202-5656
(Name and address of agent for service)

Registrant's telephone number, including area code: 480-897-6214

Date of fiscal year end: 12/31

Date of reporting period: 6/30/2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

SECOND QUARTER REPORT

PERIOD ENDED

JUNE 30, 2006 (Unaudited)

                                        1.

                                        ACCOUNTING PROCEDURES:

                                        RELIABILITY & CONSERVATISM

                                        2.

                                        CONSISTENCY OF OPERATING

                                        EARNINGS GROWTH

                                        3.

                                        STRENGTH OF INTERNAL

                                        EARNINGS GROWTH

                                        4.

                                        BALANCE SHEET:

                                        WORKING CAPITAL

                                        5.

                                        BALANCE SHEET:

                                        CORPORATE LIQUIDITY

                                        6.

                                        RECOGNITION:

                                        OWNER DIVERSIFICATION

                                        7.

                                        VALUE: P/E UNDER 10

Letter to Our Shareholders

Dear Shareholder:

We would like to express our appreciation for the confidence you have shown in our investment philosophy.  In addition, we are thankful for the love, strength, and wisdom given to us by our heavenly creator and caring shepherd.

2006 Second Quarter Results

It has been a reasonably successful quarter for Z-Seven Fund in countering the challenges of the quarter.  Our N.A.V. decreased merely 1% from $6.06 to $5.99 at June 30, 2006, during a period when the Russell 2000 and the NASDAQ Composite declined over 5% and over 7%, respectively.

Before operating expenses, our N.A.V. actually dipped by less than ½ of 1%.

Our portfolio performance in the 2nd quarter makes the first time in 5 quarters that we did not produce growth  and only the 4th time in the latest 18 quarters that Z-Seven’s investments have not profited, including the bear market year of 2002.

2006 Six-Month Results

In the six months ended June 30, 2006, our NAV advanced more than 2%.

Open-ending

After our November 30, 2003 press release announcing the board’s intention to prepare a proxy to shareholders recommending our conversion to an open-end fund, the Fund’s shareholders voted on March 14, 2006 to approve all proposals at our special meeting of shareholders, including open-ending our fund. A prospectus (registration statement) will be filed with the Securities and Exchange Commission and will be sent to shareholders, when approved.

Outlook

It is my opinion that the worst for the stock market may not be over yet.  As outlined in our 2002 annual report and placed in historical perspective, I believed we would have a cyclical bull market that would last a few years into 2005 and possibly even 2006 but would then ultimately give way to the likelihood of a greater secular bear market.

On May 10, the Dow Jones Industrial Average closed at a new high for the year and approximately a double top vs. the January 2000 all-time peak. On this same day, not only were the number of stocks making new highs for the year less than what they were just a few months earlier, but more stocks were making new lows on the New York Stock Exchange than did when the Dow made its 2005 low (April 20). In addition, more individual N.Y.S.E. stocks declined that day than those that advanced and even more volume traded in those declining stocks than traded in the advancing ones. On the NASDAQ, which, in  recent years, has led the New York Stock Exchange, the declining stocks had a significantly greater plurality over advancing issues than did the N.Y.S.E. and NASDAQ downside volume more than doubled its upside volume!

 This phenomenon is known as an “exhaustion top” and last occurred in March 2000, as the NASDAQ Composite rose above 5,000. We put out a press release at that time alerting investors of the event and the potential repercussions. I apologize for not putting out a press release this time.  We have prepared well thus far for what I believe to be only the beginning of a new and potentially very long and very deep bear market. Should the secular bear proceed, as I believe it shall, market averages will ultimately drop below the October 2002 lows. In the near term, I wouldn’t be surprised to see both the 2005 lows and the 2004 lows broken.

 Don’t be fooled by “low P/E ratios” on blue-chip indices heavily influenced by abnormally high earnings among oil companies, metals and other natural resource producers and other highly cyclical companies. These P/E ratios may look a lot higher when 2007 and 2008 earnings are reported, particularly if a recession wipes out the current inflation-induced earnings windfall.

While we will also be eagerly searching for new investment opportunities, very few quality growth companies are currently trading at attractive prices. Just as the most recent new investment was made in March 2003, when cascading prices in Tokyo enabled us to take advantage of a Japanese bargain opportunity, which more than doubled for us before being sold in just 2 3/4 years, we will have to be patient and wait for more good value opportunities in quality growth companies’ stock prices.

Sincerely,

Barry Ziskin

August 21, 2006

General Information

The Fund

Z-Seven Fund, Inc. is a non-diversified, closed-end management investment company whose shares trade on the Over-the-Counter Pink Sheets (in anticipation of converting into an open-end fund).  The Board considered the increased listing fees being charged by NASDAQ for small-cap listing and its potentially limited remaining time as a closed-end fund.  The Fund delisted from NASDAQ in 2004.

The Fund’s investment objective is long-term capital appreciation through investments in quality growth companies whose shares are undervalued.

The Fund is managed by TOP Fund Management, Inc., (the “Adviser”) whose president is Barry Ziskin.

Net Asset Value Calculation

While it remains out intent to publish our Net Asset Value (NAV) weekly, there may be instances when we are unable to do so.

Share Repurchases

Notice is hereby given, in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, subject to applicable law, at market prices, from time to time, shares of its common stock in the open market.

Forward Looking Statements

When used in this report and in future filings by the Fund with the Securities and Exchange Commission, in the Fund’s press releases and in oral statements made with the approval of an authorized officer of the Fund the words or phrases, “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” or similar expressions are intended to identify forward looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995.  All assumptions, anticipations, expectations and forecasts contained herein are forward looking statements that involve risks and uncertainties.  Management of the Fund cautions readers not to place undue reliance on any such forward looking statements, which speak only as of the date made, and should be read in conjunction with other publicly available Fund information.

Management of the Fund will not undertake, and specifically declines, any obligations to release publicly the result of any revisions which may be made to any forward looking statements to reflect the occurrence of anticipated or unanticipated events.

Z-Seven Fund, Inc.

Schedule of Investments

At June 30, 2006 (Unaudited)

Investment Securities (a)	Shares	Value
Common Stocks
Biotechnology-8.5%
Techne Corp. (b)	18,400	$936,928
		936,928
Building & Materials-10.9%
Barratt Developments PLC	69,100	1,211,586
		1,211,586
Confection-4.1%
Lindt & Sprungli AG	230	454,179
		454,179
Diversified Operations-4.3%
SKAKO Industries A/S	9,400	472,518
		472,518
Electronic Components-2.4%
Dialight PLC	70,084	267,026
		267,026
Health & Fitness Products-18.3%
Balchem Corp.	38,700	870,750
Novartis AG	3,960	214,002
UCB	11,052	597,772
United Guardian, Inc.	40,400	339,360
		2,021,884
Information & Research Services-10.9%
FactSet Research, Inc.	21,000	993,300
Forrester Research (b)	7,600	212,648
		1,205,948
Investment Managers-13.5%
Brewin Dolphin PLC	89,500	300,860
Rathbone Brothers PLC	58,000	1,198,254
		1,499,114

Z-Seven Fund, Inc.

Schedule of Investments (Continued)

At June 30, 2006 (Unaudited)

Investment Securities (a)	Shares	Value
Other-1.7%
Ballantyne of Omaha, Inc. (b)	50,505	$191,919
		191,919
Total Common Stocks-74.6%
(Cost $4,047,479)		8,261,102

Options	Contracts
Nasdaq 100 Index Puts @ $170, Expire Sept. 2006	105	117,600
Russell 2000 Index Puts @ $80, Expire Sept. 2006	280	210,000
Total Options-3.0%		327,600
(Cost $416,735)

Short Term Investments
Now Preferred Cash Fund, to yield 4.28%, 7/3/06
Total Short Term Investments-23.0%
(Cost $2,541,517)		2,541,517
Total Investments in Securities-100.6%
(Cost $7,005,731)(c)	$11,130,219
Receivables and Other Assets less Liabilities-(0.6)%		(61,570)
Net Assets-100.0%	$11,068,649
(Equivalent to $5.99 per shared based on 1,847,633 shares of capital stock outstanding)
(a) Percentages are based on net assets of $11,068,649
(b) Non-income producing investment

See accompanying notes to financial statements.

Z-Seven Fund, Inc.

Schedule of Investments (Continued)

At June 30, 2006 (Unaudited)

(c) Aggregate cost for federal income tax purposes was the same as for book purposes, $7,005,732 at June 30, 2006.  Net unrealized appreciation for all securities was $4,124,487.  This consisted of aggregate gross unrealized appreciation of $4,390,901 of securities with an excess of fair value over tax cost and aggregate gross unrealized depreciation of $266,414 of securities with excess tax cost over fair value.

Common Stock by Country
Country	Percent	Value
United States	42.91%	$3,544,905
United Kingdom	36.05%	2,977,726
Switzerland	8.09%	668,181
Belgium	7.24%	597,772
Denmark	5.72%	472,518
	100%	$8,261,102

Common Stock by Sector *
Sector	Percent	Value
Health & Fitness Products	18.3%	$2,021,884
Investment Managers	13.5%	1,499,114
Building & Materials	10.9%	1,211,586
Information & Research
Services	10.9%	1,205,498
Biotechnology	8.5%	936,928
Diversified Operations	4.3%	472,518
Confection	4.1%	454,179
Electronic Components	2.4%	267,026
Other	27.1%	2,999,466
	100%	$11,068,649

* Based on Total Net Assets

Z-Seven Fund, Inc.

Statement of Assets and Liabilities

at June 30, 2006  (Unaudited)

Assets

Investments in securities, at value

(identified cost $7,005,731)	$11,130,219
Cash	49,979
Dividends, tax reclaims and interest
receivable	67,407
Foreign currency, at value
(identified cost $2,850)	2,798
Prepaid expenses and other assets	724

Total Assets	11,251,127

Liabilities

Due to investment advisor	34,543
Unrealized loss on forward foreign
exchange contracts	96,052
Accrued expenses and other liabilities	51,883
Total liabilities	182,478

Net Assets	$ 11,068,649

Net Assets Represented By
Capital stock, $1.00 par value:
7,700,000 shares authorized,
3,268,858 shares issued	$ 3,268,858
Additional paid-in capital	19,931,141
Treasury stock, 1,421,225 at cost	(10,809,759)
$ 12,390,240

Accumulated net investment income	3,115
Accumulated net realized loss on
investments, options and currency
transactions	(5,355,224)
Net unrealized gain on investments,
options and currency transactions	4,030,518

Net Assets (equivalent to $5.99 per
share based on 1,847,633 shares of
capital stock outstanding)	$ 11,068,649

See accompanying notes to financial statements.

Z-Seven Fund, Inc.

Statement of Operations

For the Six Months Ended June 30, 2006 (Unaudited)

Investment Income:
Dividends (net of foreign withholding
tax of $17,699)	$ 129,547
Interest	51,951
Total investment income	181,498
Expenses:
Investment advisory base fee	68,652
Administration fees	34,580
Professional fees	23,162
Accounting fees	11,967
Printing and postage	8,324
Directors’ fees and expenses	7,354
Custodian fees	5,185
Transfer agent fees	5,176
Insurance expense	550
Miscellaneous fees & other expenses	6,041
Total expenses	170,991
Net investment gain	10,507
Realized & Unrealized Gain (Loss) on Investments
Net realized gain on investments and
options	139,761
Net realized gain on forward contracts
and foreign currency transactions	51,569
Change in unrealized appreciation
(depreciation) of investments and
options transactions	355,641
Change in unrealized appreciation
(depreciation) of forward contracts
and foreign currency transactions	(293,959)
Net realized and unrealized gain on
investments, options and foreign
currency transactions	253,012
Net increase in net assets resulting
from operations	$ 263,519

See accompanying notes to financial statements.

Z-Seven Fund, Inc.

Statement of Changes in Net Assets

Year Ended December 31, 2005 and Six-month Period Ended June 30, 2006 (Unaudited)

	June 30, 2006	December 31
	(Unaudited)	2005

Operations
Net investment income	$10,507	$90,306
Net realized gain (loss) on
investments, options,
forward contracts and
currency transactions	191,330	(222,749)
Change in unrealized
appreciation (depreciation)
of investments, options,
Forward contracts and
currency transactions	61,682	609,494
Net increase in net assets
Resulting from operations	263,519	477,051

Distributions
From net investment income	-	(101,620)

Net increase in net assets	263,519	375,431

Net Assets
Beginning of Year	$10,805,130	$10,429,699
End of Year*	$11,068,649	$10,805,130

* Includes accumulated net
Investment gain (loss) of:	$3,115	$(7,392)

See accompanying notes to financial statements.

Z-Seven Fund, Inc.

Financial Highlights

The following represents selected data for a share outstanding throughout the periods.

	June 30,		December 31,
For the periods ended	2006		2005	2004	2003	2002	2001
	(Unaudited)
Net asset value, beginning of period	$5.85		$5.57	$4.96	$4.12	$4.27	$6.92
Net investment income (loss)	0.01		0.05	(0.08)	(0.10)	(0.11)	(0.04)
Net realized and unrealized gains (losses) on investments
and currency transactions before income taxes	0.13		0.22	0.69	0.94	(0.05)	(2.35)
Total increase (decrease) from investment operations	0.14		0.27	0.61	0.84	(0.16) .16)	(2.39)
Distributions to shareholders from net investment income	0.00		(0.06)	0.00	0.00	0.00	(0.04)
Distributions to shareholders from net capital gains	0.00		0.00	0.00	0.00	0.00	(0.22)
Impact of treasury stock repurchases/gift	0.00		0.07	0.00	0.00	0.01	0.00
Net increase (decrease) in net asset value	0.14		0.28	0.61	0.84	(0.15)	(2.65)
Net asset value, end of period	$5.99		$5.85	$5.57	$4.96	$4.12	$4.27
Per share market value, end of period	$5.80		$5.45	$4.35	$4.76	$3.26	$4.19
Total investment return (a)	6.4%	(b)	26.5%	(8.6%)	46.0%	(22.2%)	(38.7%)
Ratio of expenses before performance bonus/penalty to average net assets (c)	3.1%	(d)	3.4%	3.8%	3.8%	3.9%	4.0%
Ratio of total expenses (credits) to average net assets (c)	3.1%	(d)	3.4%	3.8%	4.0%	4.2%	2.8%
Ratio of net investment income (loss) to average net assets (c)	0.2%	(d)	0.9%	(1.6%)	(2.2%)	(2.5%)	(0.7%)
Portfolio turnover rate	0.0%	(b)	0.0%	0.0%	5.8%	38.8%	74.6%
Number of shares outstanding at end of period (in 000's)	1,848		1,848	1,873	1,873	1,873	1,958
Net assets, end of period (in 000's)	11,069		10,805	10,430	9,289	7,708	8,354

(a)

Based on market price per share with dividends, distributions, and deemed distributions reinvested at lower of net asset value or closing market price on the distribution date.

(b)

Not annualized.

(c)

Ratios reflect expenses gross of expense-offset arrangements and waivers for the years ended December 31, 2000 through December 31, 2005 and the six months ended June 30, 2006

(d)

Annualized.

Z-Seven Fund, Inc.

Notes to Financial Statements

June 30, 2006 (Unaudited)

Note 1 – Significant Accounting Policies

Z-Seven Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company incorporated under the laws of Maryland on July 29, 1983, and became a publicly traded company on December 29, 1983.

The Fund’s investment objective is long-term capital appreciation.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation – Securities traded on national securities exchanges, other than the London Stock Exchange or NASDAQ, are valued at the last sale price except VT Holding A/S which is valued at the midpoint between the bid and the ask.  Securities traded on the London Stock Exchange are valued at the mid-close price. NASDAQ traded securities are valued at the NASDAQ Official Closing Price (NOCP).  Options are valued at the last bid price.  If no quotations are available, the fair value of securities is determined in good faith by the Board of Directors (the Board).  Temporary investments in short-term money market securities are valued at market based on quoted third-party prices.  Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents at the date of valuation.

Federal Income Taxes – It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies.  The Fund intends to distribute substantially all of its net investment taxable income, if any, annually.

Distributions to Shareholders – Dividends and distributions of net capital gains to shareholders are recorded on the ex-dividend date.

Investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally

Z-Seven Fund, Inc.

Notes to Financial Statements

June 30, 2006 (Unaudited)

accepted in the United States of America.  These differences are primarily due to differing treatments of income and gains on foreign denominated assets and liabilities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund.

Securities Transactions and Related Investment Income – Securities transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date.  Realized gains and losses from securities transactions are determined on the basis of identified cost for book and tax purposes.

Interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends has been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars.  Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets, and liabilities at the closing daily rate of exchange, and (ii) purchases and sales of investment securities and dividend income at the rate of exchange prevailing on the respective dates of such transactions.

Investment companies generally do not isolate that portion of the results of operations that arises as a result of changes in exchange rates from the portion that arises from changes in market prices of investments during the period.  When foreign securities are purchased or sold, the Fund generally acquires forward exchange contracts as of the trade date for the amount of purchase or proceeds, and no exchange gains or losses are thus realized on these transactions.  Foreign dividends are shown net of foreign exchange gains or losses, which arise when currency gains or losses are realized between the ex-dividend and payment dates on dividends.

Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund’s accounting records on the date of receipt are shown as

Z-Seven Fund, Inc.

Notes to Financial Statements

June 30, 2006 (Unaudited)

net realized gains or losses on foreign currency transactions in the Fund’s statement of operations.

Forward Currency Contracts – As foreign securities are purchased, the Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks.  The market value of the contract fluctuates with changes in currency exchange rates.  The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss.  As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  Realized gains and losses from contract transactions are included as a component of net realized gains (losses) on investments, options and currency transactions in the Statement of Operations.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Fund’s management to make estimates and assumptions that affect the reported amounts of assets, liabilities, and contingent liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.  Actual results could differ from these estimates.

Reclassification of Capital Accounts – Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended December 31, 2005, the Fund decreased accumulated net investment loss by $3,922, decreased accumulated net realized loss by $11,002 and decreased paid in capital by $14,924 due primarily to differing book/tax treatment of foreign currency gains and distributions of taxable earnings and profits related to security transactions.

Federal Income Taxes - The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no provision for Federal income

Z-Seven Fund, Inc.

Notes to Financial Statements

June 30, 2006 (Unaudited)

tax is required.   FASB Interpretation No. 48 – On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.  Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date.  Management believes that the adoption of FIN 48 will have no impact on the financial statements.

Note 2 – Treasury Stock Transactions

     No shares were repurchased during the six month period ended June 30, 2006.

     In 1996, the Fund established a distribution reinvestment plan (DRIP) to allow shareholders to reinvest their distributions in shares of the Fund.  When the Fund is selling at a premium, distributions will be reinvested at the greater of net asset value or 95% of the market price.  When the Fund is selling at a discount, distributions will be reinvested at market price.

In 1992, the Fund reissued all of its existing treasury stock in addition to newly issued stock in a private placement of shares to Agape Co., S.A. in exchange for securities which were generally the same as those contained in the Fund's portfolio.  A total of 698,210 unregistered Fund shares were issued to Agape in the transaction at a slight premium to net asset value.  The federal income tax basis of the securities received by the Fund in this transaction was equivalent to the market value of those securities on the date of the transaction.  At June 30, 2006, pursuant to filings with the SEC, Agape owned 16.47% of the Fund shares outstanding.  The Fund is obligated to register these shares for sale in the open market upon Agape’s request.

Z-Seven Fund, Inc.

Notes to Financial Statements

June 30, 2006 (Unaudited)

Note 3 – Purchases and Sales of Securities

The cost of purchases and proceeds from sales of investment securities (excluding short-term money market securities and options) during the six month period ended June 30, 2006, were:

	Common Stocks	Government Securities
Purchases	$ 0	$0
Sales	$ 235,984	$0

Note 4 – Foreign Currency Contracts

At June 30, 2006, the Fund had the following open forward currency contracts:

Foreign Currency/ Settlement	Local Currency	Market Value	Unrealized Appreciation (Depreciation)
Buys:
British Pounds:
7/3/06	3,800,000	6,534,237	(214,526)
9/6/06	11,820,000	21,600,985	491,369
9/11/06	400,000	687,814	(44,126)
Euro:
7/3/06	350,000	418,476	(11,725)
7/21/06	1,230,000	1,470,644	(67,312)
9/6/06	2,890,000	3,610,893	24,594
9/11/06	200,000	239,129	(13,831)
Japanese Yen:
7/24/06	106,000,00	927,377	(67,700)
9/6/06	109,000,00	956,244	(31,570)
Swiss Franc:
7/3/06	4,300,000	3,341,909	(135,255)
9/6/06	9,620,000	7,824,594	162,783)

Z-Seven Fund, Inc.

Notes to Financial Statements

June 30, 2006 (Unaudited)

Sells:
British Pound:
7/3/06	3,800,000	6,534,236	206,194
9/6/06	12,110,000	22,138,119	(553,856)
9/11/06	400,000	687,814	44,950
Euro:
7/3/06	350,000	418,476	12,878
7/21/06	1,230,000	1,470,644	53,563
9/6/06	2,920,000	3,649,427	(21,317)
9/11/06	200,000	239,129	14,151
Japanese Yen:
7/24/06	106,000,00	927,377	62,895
9/6/06	109,000,00	956,244	45,505
Swiss Franc:
7/3/06	4,300,000	3,341,909	120,800
9/6/06	9,660,000	7,857,508	(174,318)
12/19/06	100,000	83,204	(198)
			$(96,052)

Note 5 – Options Transactions

The Fund may purchase and sell call and put options on stock indices that are traded on national securities exchanges as a method of hedging market fluctuations or to hedge against the possible opportunity cost of a large cash holding.  The Fund may liquidate the call and put options purchased or sold by effecting a closing sale transaction (rather than exercising the option).  This is accomplished by purchasing or selling an option of the same series as the option previously purchased or sold.  There is no guarantee that the closing sale transaction can be effected.  The Fund will realize a profit from a closing transaction if the price at which the transaction is effected is greater than the premium paid to purchase the option. The Fund will realize a loss from a closing transaction if the price is less than the premium paid.

An option may be closed out only on an exchange, which provides a market for options on the same index and in the same series.  Although the Fund will generally purchase or sell only those options for which there appears to be an active market, there is no assurance that a liquid market on the exchange will exist

Z-Seven Fund, Inc.

Notes to Financial Statements

June 30, 2006 (Unaudited)

for any particular option, or at any particular time.  In such event, it might not be possible to execute closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any proceeds.

The cost of option contracts purchased, and the proceeds from option contracts sold during the six month period ended June 30, 2006 were $3,833,722 and $3,801,427, respectively.

Note 6 – Lease Commitments

The Fund is not currently obligated under any lease commitments, but does share certain operating expenses with the Fund’s investment adviser and its affiliates.  See Note 10.

Note 7 – Investment Advisory Fees and Performance Bonus/Penalties

TOP Fund Management is the Fund’s investment adviser (the “Adviser”).  Under an agreement between the Fund and the Adviser, the latter supervises the investments of the Fund and pays certain expenses related to employees principally engaged as directors, officers, or employees of the Adviser.  The agreement provides for base management fees (“base fees”) equal to .3125% per quarter (equivalent to 1.25% per annum) of the average daily net assets of the Fund.  For the six month period ended June 30, 2006, the base management fees aggregated $68,652.

In addition to the base fees, the Adviser will receive a bonus for extraordinary performance or pay a penalty for under-performance. The bonus/penalty performance arrangement uses the S&P 500 as a measure of performance against which the Fund’s net asset value’s performance will be measured.  The bonus/penalty is payable at the end of each calendar quarter and will not exceed 2.5% of the average daily net assets in the calendar quarter.  The performance penalty can exceed the base fees.  The bonus/penalty arrangement will not become operative unless the performance of the Adviser exceeds, either positively or negatively, the S&P 500 percentage change during the same period of time by more than 10%.  For the six month period ended June 30, 2006, no performance bonus was due.

The agreement also provides that if the Fund's expenses on an annual basis (including the base fees, but

Z-Seven Fund, Inc.

Notes to Financial Statements

June 30, 2006 (Unaudited)

excluding any bonus or penalty payments, open-ending expenses, taxes, interest, brokerage commission, and certain litigation expenses) exceed 3.5% of the average daily net assets up to $20,000,000 plus 1.5% of the average daily net assets in excess of $20,000,000, the Adviser shall reimburse the Fund for any such excess up to the aggregate amount of the base fees.  For the six month period ended June 30, 2006, no expense reimbursement was required.

Note 8 – Distributions to Shareholders

There was no distribution paid during the six month period ended June 30, 2006. On December 22, 2005, a distribution of $0.055 per share was declared.  The dividend was paid on December 30, 2005 to shareholders of record on December 22, 2005.  The tax character of the distribution was as follows:

- Distributions Paid from Ordinary Income: $101,620

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

Capital loss carry-forwards:	$(5,251,984)
Unrealized appreciation of
securities and currencies	3,736,502
Post-October currency loss:	(7,392)
Post-October losses:	(62,236)
Total	$(1,585,110)

     The difference between components of distributable earnings on a book basis and tax basis is primarily related to post-October losses.  Under the current tax-law, losses realized after October 31 prior to the Fund’s fiscal year-end may be deferred as occurring on the first day of the following year.

The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable to the tax deferral of market-to-market on forward contracts and options.

Note 9 – Federal Income Tax Information

At December 31, 2005, the Fund had a capital loss carry-forward of $5,251,984, which is scheduled to expire as follows: $4,464,540 in 2009 and $787,444 in 2011.  The carryover will offset any future net capital

Z-Seven Fund, Inc.

Notes to Financial Statements

June 30, 2006 (Unaudited)

gains and no capital gain distributions will be made until the capital loss carry-forward has been fully utilized or expires.

Note 10 – Related Parties

Directors of the Fund who are not officers or otherwise affiliated with the Adviser are paid $500 per meeting plus out-of-pocket expenses.  Audit Committee and Independent Committee members were paid $500 ($750 for the Chairperson) plus reimbursement of expenses, for each Committee meeting a member attended.  The maximum amount the Fund will pay per year to each member for Audit Committee meetings is $3,300 ($4,500 for the Chairperson).

At June 30, 2006, Barry Ziskin, an officer and director of the Fund, owned 553,924 shares of the Fund's capital stock, which represents 29.98% of the total Fund shares.  He is also an officer and director of the Adviser.

RESULTS OF SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

On March 14, 2006, a Special Meeting of Shareholders of The Z-Seven Fund was held at which shareholders voted as indicated below:

1. The approval of the conversion of the Fund from a closed-end investment company to an open-end investment company (the “Conversion”), including in connection therewith:

(a) Changing the sub-classification of the Fund from that of a closed-end investment company to that of an open-end investment company; and

(b) Amending and restating the Articles of Incorporation of the Fund;

FOR

AGAINST

ABSTAIN

1,113,424

18,665

12,656

2. The approval of a distribution and shareholder servicing plan, pursuant to Rule 12b-1 under the 1940 Act, which provides for the imposition of distribution and shareholder servicing fees with respect to Fund

Z-Seven Fund, Inc.

Notes to Financial Statements

June 30, 2006 (Unaudited)

shares outstanding at the time of the Conversion, to take effect upon the Conversion.

FOR

AGAINST

ABSTAIN

1,107,610

25,390

11,745

3. The approval of an amended and restated investment advisory agreement with TOP Fund Management, Inc. (the “Adviser”).

FOR

AGAINST

ABSTAIN

816,553

15,405

312,787

4. The election of five (5) Directors, each to hold office for an indefinite term, and until his or her successor is duly elected and qualified.

    FOR

    AGAINST       ABSTAIN

Lydia L. Moore

    1,370,075   16,600

1,083

Alan Mevis

    1,370,075   16,600

1,083

Dr. Jeffrey Shuster   1,370,075   16,600

1,083

Barry Ziskin

    1,371,975   14,700

1,083

Rochelle Ziskin

    1,371,975   14,700

1,083

5. The ratification of the selection of Tait, Weller & Baker, LLP as independent auditors of the Fund.

FOR

AGAINST

ABSTAIN

1,367,133

1,313

19,312

Z-Seven Fund Privacy Notice

Under a recent Securities and Exchange Commission (“SEC”) regulation, we are required to provide a notice to each of our individual shareholders explaining our policies and practices relating to the disclosure of personal information about you to unrelated third parties.  This regulation, called Regulation S-P, applies to all investment advisers registered with the SEC.  As a general matter, it is and has always been our policy not to disclose information about you in our possession.  We describe these policies in further detail below.

We collect nonpublic personal information about you from the following sources:

•

Information we receive from you on account applications, information forms, and other shareholder interactions;

•

Information about your transactions with us, our affiliates, or others; and

•

Information we may receive from a consumer reporting agency.

We do not disclose any nonpublic personal information about our shareholders or former shareholders to anyone, except as permitted by law.

We restrict access to nonpublic personal information about you to those employees who need-to-know that information to provide products or services to you.

We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Board of Directors

Alan Mevis

Lydia Moore

Dr. Jeffrey Shuster

Rochelle Ziskin

Barry Ziskin

Investment Adviser

TOP Fund Management, Inc.

Officers:

Barry Ziskin

President/ Treasurer

Emile Molineaux

Corporate Secretary

Michael Wagner

Chief Compliance Officer

Custodian

Investors Bank & Trust Company

Transfer Agent

Wells Fargo Bank Minnesota, N.A.

Shareowner Services

Independent Auditors

Tait, Weller & Baker

General Counsel

Kilpatrick Stockton LLP

Markets Traded

O.T.C. Pink Sheets

Symbol: ZSEV.PK

Corporate Office

1819 South Dobson Road

Suite 207

Mesa, AZ 85202

(480) 897-6214

Fax (480) 345-9227

E-mail: zseven@getnet.net

Item 2. Code of Ethics.

Not applicable for Semi-Annual Reports.

Item 3. Audit Committee Financial Expert.

Not applicable for Semi-Annual Reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for Semi-Annual Reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls And Procedures.

(a) Based upon an evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, the registrant's principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures are effective.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of disclosure required by Item 2 is attached hereto as 99.CODE.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as 99.302CERT.

         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the

Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Z SEVEN FUND, INC.

By (Signature and Title) /s/ Barry Ziskin, President

                         ----------------------------------

Date September 8, 2006

     ------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the

Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Barry Ziskin, President

                        ------------------------

Date September 8, 2006